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                                                                    Exhibit 10.5

                          Amendment ("this Amendment")
                       to Deferred Compensation Agreement
                             dated October 1, 1986,
                    between Philip G. Satre ("Executive") and
                   Harrah's Operating Company, Inc., successor
                          to Harrah's Club ("Company")
                as amended January 1, 1987 and December 13, 1993
                       ("Deferred Compensation Agreement")



      In consideration of the mutual covenants herein, it is agreed as follows:

      1. Paragraph (7) of the Deferred Compensation Agreement dated October 1, 1986 is amended to add the following language at the end of that paragraph:

      "Notwithstanding the above, the entire balance of the Executive's deferred compensation account under this agreement including accrued interest ("Account Balance") may be transferred to the Harrah's Entertainment, Inc. Executive Supplemental Savings Plan (the "ESSP")."

      2. Executive and the Company hereby agree that the Account Balance will be transferred to the ESSP effective May 1, 2001 ("Transfer"). Upon such Transfer, Executive's rights regarding the Account Balance will be governed solely by the ESSP, and Executive and his beneficiaries will have no further rights under the Deferred Compensation Agreement, which shall be deemed automatically terminated upon such Transfer to the ESSP."

      IN WITNESS WHEREOF, Executive and Company have executed this Amendment as of the 9th day of May, 2001.

Executive:                                Company:

                                          Harrah's Operating Company,
                                          Inc. (successor to Harrah's Club)
      /s/ Philip G. Satre
      -------------------------           By: /s/ Elaine Lo
      Philip G. Satre                     ----------------------------
                                          Title:  Vice President- Compensation
                                                  and Benefits